SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2004

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive Concord, California 94520
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Item 5.  Other Events and Required FD Disclosure.

On July 28, 2004, Cerus Corporation announced the appointment of William J. Dawson as vice president, finance and chief financial officer, effective August 9, 2004.  Mr. Dawson will succeed Gregory W. Schafer, who has served as vice president, finance and chief financial officer since 1999. For additional information, see the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits

99.1      Press Release, dated July 28, 2004, entitled “Cerus Appoints William J. Dawson as Vice President, Finance and Chief Financial Officer.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: July 29, 2004	By:	/s/ Howard G. Ervin
Howard G. Ervin
Vice President, Legal Affairs

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 28, 2004, entitled “Cerus Appoints William J. Dawson as Vice President, Finance and Chief Financial Officer.”